Exhibit 10.1
APPLICATION FORM

 NQ MINERALS PLC (ISDX: NQMI)
(“The Company”)

FROM: (Applicant)

Name:	White Fox Ventures, Inc. Attention: Mr. Shinsuke Nakano, CEO
*Address:	Japan: 2-5-16-901, Shirogane, Minato-ku, Tokyo-to, 108-0072. Tel: +81-3-5544-8214
TO:	NQ Minerals PLC Level 5 9 Beach Road Surfers Paradise QLD 4217

Application Letter

The Applicant hereby applies for 15% of the ordinary shares in the capital of the Company at the date of signing herein (Application Shares) by private placement, for a total investment of $2,500,000 (the Investment). The Company as of August 16th, 2016 has a total number of shares issued and outstanding on a fully diluted basis of 150 Million

The Investment is to be made in progressive tranches (Periodic Payment), as follows

1.	$150,000 Upon Signing.

2.	September 30th: $100,000

3.	October 30th: $250,000

4.	Nov 30th: $250,000

5.	Dec 31st” $500,000

6.	January 31st, 2017: $500,000

7.	Feb 28th: $500,000

8.	April 1st: $250,000

This Share Application equates to approximately 22,500,000 ordinary shares in the capital of the Company (Application Shares).

On payment of each application amount, the Applicant authorizes the Company to register it as a shareholder and agrees to be bound by the Constitution of the Company. Shares are to be issued on receipt of each Periodic Payment, as a proportion of the Investment.

As part of the investment it is also agreed that the Applicant would have the right to appoint a suitable person to the Board of the Company.

The Applicant will transmit by wire transfer the total Investment amount of $2,500,000 (Application Amount), by way of Periodic Payment, to the Company bank account, as follows:

Account name	XXXXXXXXX
Bank	XXXXXXXXX
Branch	XXXXXXXXX
BSB	XXXXXXXXX
Account number	XXXXXXXXX
Swift code	XXXXXXXXX

The Applicant warrants that the Applicant falls within one of the following categories:

●	an “investment professional” as defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (Order) as amended);
●	a “certified high net worth individual” as defined and meeting the requirements in Article 48 of the Order;
●	a “high net worth company, unincorporated association, etc” as defined and meeting the requirements in Article 49 of the Order;
●	a “certified sophisticated investor” as defined and meeting the requirements in Article 50 of the Order; or
●	a “self-certified sophisticated investor” as defined and meeting the requirements in Article 50A of the Order, and if the Applicant is a “certified high net worth individual” as defined in Article 48 of the Order or a “self-certified sophisticated investor” as defined in Article 50A of the Order, the Applicant confirms that it has completed the applicable accompanying Statement.

Signatures Page Follows

Yours faithfully,

Mr. Shinsuke Nakano, CEO, White Fox Ventures, Inc. (Applicant)	Date: August 22nd 2016
Accepted by: Mr. Walter Doyle, CEO Director	Date: August 17th, 2016

Both parties accept this agreement is in effect for 4 business days from And will be cancelled in its entirety if the first tranch of funds haven not been received by close of banking hours on Tuesday 23rd August 2016.

Statement for Certified High Net Worth Individual

I declare that I am a certified high net worth individual for the purposes of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001.

I understand that this means:

(a)	I can receive financial promotions that may not have been approved by a person authorised by the Financial Conduct Authority;
(b)	the content of such financial promotions may not conform to rules issued by the Financial Conduct Authority (or its predecessor, namely the Financial Services Authority);
(c)	by signing this statement I may lose significant rights;
(d)	I may have no right to complain to either of the following:
(i)	the Financial Conduct Authority; or
(ii)	the Financial Ombudsman Scheme; and
(e)	I may have no right to seek compensation from the Financial Services Compensation Scheme.

I am a certified high net worth individual because at least one of the following applies:

(a)	I had, during the financial year immediately preceding the date below, an annual income to the value of £100,000 or more;
(b)	I held, throughout the financial year immediately preceding the date below, net assets to the value of £250,000 or more. Net assets for these purposes do not include:
(i)	the property which is my primary residence or any loan secured on that residence;
(ii)	any rights of mine under a qualifying contract of insurance within the meaning of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001; or
(iii)	any benefits (in the form of pensions or otherwise) which are payable on the termination of my service or on my death or retirement and to which I am (or my dependants are), or may be, entitled.

I accept that I can lose my property and other assets from making investment decisions based on financial promotions.

I am aware that it is open to me to seek advice from someone who specialises in advising on investments.

Signature:

Date:

Statement for Self-Certified Sophisticated Investor

I declare that I am a self-certified sophisticated investor for the purposes of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001.

I understand that this means:

(f)	I can receive financial promotions that may not have been approved by a person authorised by the Financial Conduct Authority;
(g)	the content of such financial promotions may not conform to rules issued by the Financial Conduct Authority (or its predecessor, namely the Financial Services Authority);
(h)	by signing this statement I may lose significant rights;
(i)	I may have no right to complain to either of the following:
(iii)	the Financial Conduct Authority; or
(iv)	the Financial Ombudsman Scheme; and
(j)	I may have no right to seek compensation from the Financial Services Compensation Scheme.

I am a self-certified sophisticated investor because at least one of the following applies:

(a)	I am a member of a network or syndicate of business angels and have been so for at least the last six months prior to the date below;
(b)	I have made more than one investment in an unlisted company in the two years prior to the date below;
(c)	I am working, or have worked in the two years prior to the date below, in a professional capacity in the private equity sector, or in the provision of finance for small and medium enterprises;
(d)	I am currently, or have been in the two years prior to the date below, a director of a company with an annual turnover of at least £1 million.

I accept that I can lose my property and other assets from making investment decisions based on financial promotions.

I am aware that it is open to me to seek advice from someone who specialises in advising on investments.

Signature:

Date: